PROXY
                          THE COASTAL CORPORATION
   Proxy Solicited by the Board of Directors for the May 4, 1995 Annual
Meeting

The undersigned hereby appoints O. S. WYATT, JR., HAROLD BURROW and DAVID A. ARLEDGE, and each of them, proxies, with power of substitution, to vote all stock owned by the undersigned of THE COASTAL CORPORATION at the Annual Meeting of Stockholders to be held on May 4, 1995, and at any and all adjournments thereof, hereby revoking any proxy heretofore given.

                        Please sign, date and return your Proxy promptly in the enclosed envelope. Sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing in a fiduciary capacity, please give full title.

                                                _________________________
                                                Date

                        _________________________________________________
                                             Signature(s)

                        _________________________________________________

                       - CONTINUED ON REVERSE SIDE -
------------------------------------------------------------------------
               PLEASE DETACH, SIGN, DATE AND MAIL YOUR PROXY

                          YOUR VOTE IS IMPORTANT

           TO SECURE THE LARGEST POSSIBLE REPRESENTATION AT THE
            ANNUAL MEETING OF STOCKHOLDERS AND SAVE THE EXPENSE
             OF A SECOND MAILING, WOULD YOU PLEASE RETURN YOUR
               PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH
            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY

This Proxy will be voted as directed, but if not otherwise directed, it will be voted FOR all nominees named below. The class of stock voted by this proxy is indicated on the reverse side, and the shares represented will be voted (Common Stock and Preferred Stock - one vote per share, and Class A Common Stock - one hundred votes per share) as follows:

      The Board of Directors unanimously recommends a vote FOR all persons named below:

      (1) Elect four Class III directors to terms of office expiring at the 1998 Annual Meeting of Stockholders as follows:

      Election of one director by holders of Common and Preferred Stock voting together as a class:

                              James F. Cordes

      Election of three directors by holders of Common, Class A Common and Preferred Stock voting together as a class:

           Roy L. Gates, Kenneth O. Johnson and Thomas R. McDade

FOR [ ] all persons named above except,    WITHHOLD [ ] authority to vote
authority withheld as to the following       for all persons named above.
person(s), if any.

________________________________________

      (2) In their discretion on such other matters as may properly come before the meeting.

------------------------------------------------------------------------

       PLEASE DETACH, SIGN AND DATE (ON REVERSE) AND MAIL YOUR PROXY

                          YOUR VOTE IS IMPORTANT

           TO SECURE THE LARGEST POSSIBLE REPRESENTATION AT THE
            ANNUAL MEETING OF STOCKHOLDERS AND SAVE THE EXPENSE
             OF A SECOND MAILING, WOULD YOU PLEASE RETURN YOUR
               PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH
            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          THE COASTAL CORPORATION
          Voting Instructions for the May 4, 1995 Annual Meeting

The undersigned hereby instructs Texas Commerce Bank National Association, the Plan Trustee of the securities identified below, to vote all stock beneficially owned by the undersigned in such plan of THE COASTAL CORPORATION at the Annual Meeting of Stockholders to be held on May 4, 1995, and at any and all adjournments thereof, hereby revoking any instruction heretofore given.

                                     Please sign, date and return your
                                     INSTRUCTIONS promptly in the
                                     enclosed envelope.  Sign exactly as
                                     name appears hereon. When signing
                                     in a fiduciary capacity, please
                                     give full title.

                                                _________________________
                                                Date

                        _________________________________________________
                                            Signature(s)

                       - CONTINUED ON REVERSE SIDE -
------------------------------------------------------------------------

               PLEASE DETACH, SIGN, DATE AND MAIL YOUR PROXY

                      YOUR INSTRUCTIONS ARE IMPORTANT

           TO SECURE THE LARGEST POSSIBLE REPRESENTATION AT THE
            ANNUAL MEETING OF STOCKHOLDERS AND SAVE THE EXPENSE
             OF A SECOND MAILING, WOULD YOU PLEASE RETURN YOUR
           INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE WHICH
            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

These INSTRUCTIONS will be followed as directed, but if not otherwise directed, the shares will be voted FOR all nominees named below, The class of stock voted by these instructions is indicated on the reverse side, and the shares represented will be voted (Common Stock and Preferred Stock - one vote per share, and Class A Common Stock - one hundred votes per share) as follows:

      The Board of Directors unanimously recommends a vote FOR all persons named below:

      (1) Elect four Class lII directors to terms of office expiring at the 1998 Annual Meeting of Stockholders as follows:

      Election of one director by holders of Common and Preferred Stock voting together as a class:

                              James F. Cordes

      Election of three directors by holders of Common, Class A Common and Preferred Stock voting together as a class:

           Roy L. Gates, Kenneth O. Johnson and Thomas R. McDade

FOR [ ] all persons named above,          WITHHOLD [ ] authority to vote
except authority withheld as to              for all persons named above.
the following person(s), if any.

__________________________________________

      (2) In their discretion on such other matters as may properly come before the meeting.

------------------------------------------------------------------------

   PLEASE DETACH, SIGN AND DATE (ON REVERSE) AND MAIL YOUR INSTRUCTIONS

                      YOUR INSTRUCTIONS ARE IMPORTANT

           TO SECURE THE LARGEST POSSIBLE REPRESENTATION AT THE
            ANNUAL MEETING OF STOCKHOLDERS AND SAVE THE EXPENSE
             OF A SECOND MAILING, WOULD YOU PLEASE RETURN YOUR
           INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE WHICH
            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.